SECOND AMENDMENT TO
AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

This SECOND AMENDMENT (the “Second Amendment”) to the Amended and Restated Revolving Loan Agreement, dated as of June 21, 2019 (as amended to date, the “Agreement”), by and between Golub Capital BDC, Inc. (the “Borrower”) and GC Advisors LLC (the “Lender”), is hereby made as of June 15, 2022.
RECITALS
WHEREAS, Borrower and Lender desire to amend the Agreement to extend the Maturity Date;
NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:
1.    Amendment to the Maturity Date.
The definition of “Maturity Date” in Section 17 of the Agreement is hereby amended and restated as follows:
“Maturity Date” shall mean June 15, 2025.

2.    Full Force and Effect. Other than as specifically set forth in this Second Amendment, all terms and conditions of the Agreement shall remain in full force and effect.
3.    Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.
4.    Counterparts.     This Second Amendment may be signed in two counterparts, each of which shall constitute an original but both of which when taken together shall constitute but one agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower and Lender have caused this Second Amendment to be duly executed by their duly authorized officers, all as of the date first set forth above.

BORROWER:
GOLUB CAPITAL BDC, INC.
By: /s/ David B. Golub
Name: David B. Golub
Title: Chief Executive Officer

LENDER:
GC ADVISORS LLC
By: /s/ David B. Golub
Name: David B. Golub
Title: President